UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 11, 2025

MILL CITY VENTURES III, LTD.
(Exact name of registrant as specified in its charter)

Minnesota	001-41472	90-0316651
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1907 Wayzata Boulevard, Suite 205

Wayzata, MN 55391

(Address of principal executive offices)

(952) 479-1923

(Registrant’s telephone number, including area code)

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 11, 2025, in connection with a review of the bylaws of Mill City Ventures III, Ltd., the Board of Directors of the company amended and restated the company’s bylaws (the “Amended and Restated Bylaws”), effective immediately. The principal changes to the company’s bylaws effected by the adoption of the Amended and Restated Bylaws are:

•	change the quorum requirement at a shareholder meeting from a majority of shares issued, outstanding, and entitled to vote to one-third of the shares issued, outstanding, and entitled to vote; and

•	change the vote required to elect directors from a majority to a plurality; and

•	establish procedures for shareholders to make proposals at shareholder meetings, including the nomination of directors, as well as procedures for including such proposals in the company’s proxy statement.

The foregoing description of the Amended and Restated Bylaws is not complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this report and incorporated herein by this reference.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws (adopted effective June 11, 2025) *

* filed herewith

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILL CITY VENTURES III, LTD.

Date: June 13, 2025	By:	/s/ Douglas M. Polinsky
Douglas M. Polinsky
Chief Executive Officer

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Exhibit Index

Exhibit No.	Description
3.1	Amended and Restated Bylaws (adopted effective June 11, 2025)

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